Exhibit 24(b)(15)

                               Powers of Attorney

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Tom A. Schlossberg
                                          -----------------------------------
                                          Tom A. Schlossberg
                                          Chairman of the Board and President

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Marc C. Abrahms
                                          ---------------------------
                                          Marc C. Abrahms
                                          Director

                                          Date: May 29, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ William Brown, Jr.
                                          ------------------------------------
                                          William Brown, Jr.
                                          Director

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                 /s/ Patrick S. Baird
                                 -----------------------------------
                                 Patrick S. Baird
                                 Vice President and Chief Financial Officer

                                 Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ William L. Busler
                                          ---------------------------
                                          William L. Busler
                                          Director and Vice President

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ James T. Byrne, Jr.
                                          ----------------------------
                                          James T. Byrne, Jr.
                                          Director

                                          Date: May 29, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Jack R. Dykhouse
                                          -----------------------------------
                                          Jack R. Dykhouse
                                          Director and Vice President

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Steven E. Frushtick
                                          -----------------------------------
                                          Steven E. Frushtick
                                          Director

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Peter P. Post
                                          -----------------------------------
                                          Peter P. Post
                                          Director

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Cor H. Verhagen
                                          -----------------------------------
                                          Cor H. Verhagen
                                          Director

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ E. Kirby Warren
                                          -----------------------------------
                                          E. Kirby Warren
                                          Director

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Colette F. Vargas
                                          -----------------------------------
                                          Colette F. Vargas
                                          Director and Chief Actuary

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Robert F. Colby
                                          -----------------------------------
                                          Robert F. Colby
                                          Director, Vice President and
                                             Assistant Secretary

                                          Date:  May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Robert S. Rubinstein
                                          -----------------------------------
                                          Robert S. Rubinstein
                                          Director, Vice President and
                                             Assistant Secretary

                                          Date: May 9, 2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Annuity Account, AUSA Series Annuity Account B and AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                          /s/ Brenda Clancy
                                          -----------------------------------
                                          Brenda Clancy
                                          Treasurer

                                          Date: May 9, 2001